UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

Dover Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway

Downers Grove, Illinois 60515

(Address of Principal Executive Offices)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange
2.125% Notes due 2020	DOV 20	New York Stock Exchange
1.250% Notes due 2026	DOV 26	New York Stock Exchange
0.750% Notes due 2027	DOV 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement

On November 4, 2019, Dover Corporation (the “Company”) issued €500,000,000 aggregate principal amount of 0.750% Notes due 2027 (the “Euro Notes”) and $300,000,000 aggregate principal amount of 2.950% Notes due 2029 (the “USD Notes” and, together with the Euro Notes, the “Notes”) in concurrent separate public offerings pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-216433), the Company’s prospectus, dated March 3, 2017, as supplemented by separate preliminary prospectus supplements and prospectus supplements, dated October 28, 2019, each as previously filed with the Securities and Exchange Commission.

Euro Notes

The Euro Notes were issued under an indenture, dated as of February 8, 2001, entered into between the Company and The Bank of New York Mellon, as Trustee (as successor to Bank One Trust Company, N.A. and J.P. Morgan Trust Company, National Association) (the “Trustee”), as supplemented by a first supplemental indenture, dated as of October 13, 2005 (the “First Supplemental Indenture”), between the Company and the Trustee, a second supplemental indenture, dated as of March 14, 2008 (the “Second Supplemental Indenture”), between the Company and the Trustee, a third supplemental indenture, dated as of February 22, 2011 (the “Third Supplemental Indenture”), between the Company and the Trustee, a fourth supplemental indenture, dated as of December 2, 2013 (the “Fourth Supplemental Indenture”), among the Company, the Trustee and the Bank of New York Mellon, London Branch, as Paying Agent (the “Paying Agent”), a fifth supplemental indenture, dated as of November 3, 2015 (the “Fifth Supplemental Indenture”), between the Company and the Trustee, a sixth supplemental indenture, dated as of November 9, 2016 (the “Sixth Supplemental Indenture”), among the Company, the Trustee and the Paying Agent, and a seventh supplemental indenture, dated as of November 4, 2019 (the “Seventh Supplemental Indenture”), among the Company, the Trustee and the Paying Agent.

Interest on the Euro Notes is payable annually on November 4 of each year, beginning on November 4, 2020, to holders of record on the preceding October 15. Interest on the Euro Notes accrues from November 4, 2019. The amount of interest payable for any interest period will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Euro Notes (or November 4, 2019 if no interest has been paid on the Euro Notes), to, but excluding, the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

The Euro Notes mature on November 4, 2027, unless earlier redeemed or repurchased.

The Euro Notes are the Company’s senior unsecured debt obligations and rank on parity with all of its other senior unsecured indebtedness. The Euro Notes are not convertible or exchangeable for any other securities.

For a complete description of the terms and conditions of the Euro Notes, please see the Seventh Supplemental Indenture and the form of Euro Note included in the Seventh Supplemental Indenture, which are incorporated herein by reference and attached to this report as Exhibits 4.1 and 4.2.

USD Notes

The USD Notes were issued under an indenture, dated as of February 8, 2001, entered into between the Company and The Bank of New York Mellon, as Trustee (as successor to Bank One Trust Company, N.A. and J.P. Morgan Trust Company, National Association) (the “Trustee”), as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and an eighth supplemental indenture, dated as of November 4, 2019 (the “Eighth Supplemental Indenture”) between the Company and the Trustee.

Interest on the USD Notes is payable semi-annually in arrears on May 4 and November 4 of each year, commencing May 4, 2020, to holders of record on the preceding April 15 and October 15. Interest on the USD Notes accrues from November 4, 2019. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The USD Notes mature on November 4, 2029 unless earlier redeemed or repurchased.

The USD Notes are the Company’s senior unsecured debt obligations and will rank on parity with all of its other senior unsecured indebtedness. The USD Notes are not convertible or exchangeable for any other securities.

For a complete description of the terms and conditions of the USD Notes, please refer to the Eighth Supplemental Indenture and the form of USD Note included in the Eighth Supplemental Indenture, which are incorporated herein by reference and attached to this report as Exhibits 4.3 and 4.4.

Item 8.01	Other Events

In connection with the issuance and sale by the Company of the Euro Notes, on October 28, 2019, the Company entered into a pricing agreement (the “Euro Note Pricing Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities plc, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, ING Bank N.V., Merrill Lynch International, HSBC Bank plc, Mizuho International plc, Skandinaviska Enskilda Banken AB (publ) and Wells Fargo Securities International Limited (collectively, the “Euro Note Underwriters”). The Company also entered an underwriting agreement, dated October 28, 2019, with the Euro Note Underwriters (the “Euro Note Underwriting Agreement”), the provisions of which are incorporated by reference into the Euro Note Pricing Agreement.

In connection with the offering of the Euro Notes, Ivonne M. Cabrera, Esq., the Company’s Senior Vice President, General Counsel and Secretary, has provided the Company with the opinion regarding legality of the Euro Notes attached to this report as Exhibit 5.1.

In connection with the issuance and sale by the Company of the USD Notes, on October 28, 2019, the Company entered into a pricing agreement (the “USD Pricing Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Wells Fargo Securities, LLC, Mizuho Securities US Inc., Scotia Capital (USA) Inc., Skandinaviska Enskilda Banken AB (publ) and U.S. Bancorp Investments Inc. (collectively, the “USD Note Underwriters”). The Company also entered into an underwriting agreement, dated October 28, 2019 with the USD Note Underwriters (the “USD Note Underwriting Agreement”), the provisions of which are incorporated by reference into the USD Pricing Agreement.

In connection with the USD Notes offering, Ivonne M. Cabrera, Esq., the Company’s Senior Vice President, General Counsel and Secretary, has provided the Company with the opinion regarding legality of the USD Notes attached to this report as Exhibit 5.2.

For a complete description of the terms and conditions of the Euro Note Underwriting Agreement, the Euro Note Pricing Agreement, the USD Note Underwriting Agreement and the USD Pricing Agreement, please refer to such agreements which are incorporated herein by reference and attached to this report as Exhibits 1.1, 1.2, 1.3, and 1.4.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

1.1	Underwriting Agreement, dated October 28, 2019, between Dover Corporation and the Euro Note Underwriters.

1.2	Pricing Agreement, dated October 28, 2019, between Dover Corporation and the Euro Note Underwriters.

1.3	Underwriting Agreement, dated October 28, 2019, between Dover Corporation and the USD Note Underwriters.

1.4	Pricing Agreement, dated October 28, 2019, between Dover Corporation and the USD Note Underwriters.

4.1	Seventh Supplemental Indenture, dated as of November 4, 2019, among Dover Corporation, the Trustee and the Paying Agent.

4.2	Form of Global Note representing the 0.750% Notes due 2027 (€500,000,000 aggregate principal amount) (included as Exhibit A to Exhibit 4.1).

4.3	Eighth Supplemental Indenture, dated as of November 4, 2019, between Dover Corporation and the Trustee.

4.4	Form of Global Note representing the 2.950% Notes due 2029 ($300,000,000 aggregate principal amount) (included as Exhibit A to Exhibit 4.3).

5.1	Opinion of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation, with respect to legality of the Euro Notes.

5.2	Opinion of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation, with respect to the legality of the USD Notes.

23.1	Consent of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation with respect to the Euro Notes (set forth in Exhibit 5.1).

23.2	Consent of Ivonne M. Cabrera, Esq., Senior Vice President, General Counsel and Secretary of Dover Corporation with respect to the USD Notes (set forth in Exhibit 5.2).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2019	DOVER CORPORATION (Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera Senior Vice President, General Counsel & Secretary